Exhibit 99.1

ALAMOSA PERSONAL COMMUNICATIONS SERVICE APCS NASDAQ LISTED INVESTMENT David E. Sharbutt Chairman & Chief Executive Officer 2005 Annual Technology Conference November 29 - December 2, 2005 The Phoenician - Scottsdale, Arizona EMPLOYER CREDIT SUISSE FIRST BOSTON

Safe Harbor Provisions

Statements contained in this presentation that are forward-looking statements, such as statements containing terms such as can, may, will, expect, plan, and similar terms, are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Alamosa's forward-looking statements. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from Alamosa's forward-looking statements, please refer to Alamosa's filings with the Securities and Exchange Commission, especially in the "risk factors" sections of Alamosa's Annual Report on Form 10-K for the year ended December 31, 2004 and in subsequent filings with the Securities and Exchange Commission. Investors and analysts should not place undue reliance on forward-looking statements.

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Additional Disclosure

In connection with the proposed merger, Alamosa will file relevant materials with the SEC, including a proxy statement. Investors and security holders of Alamosa are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Alamosa and the Merger. Investors and security holders may obtain these documents (and any other documents filed by Alamosa with the SEC) free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by Alamosa may be obtained free of charge by directing such request to: Alamosa Holdings, Inc., 5225 S. Loop 289, Lubbock, Texas 79424, Attention: Jon Drake (806-722-1100); or from Alamosa's website at www.alamosapcs.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed Merger.

Alamosa and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Alamosa in favor of the Merger. Information about the executive officers and directors of Alamosa and their ownership of Alamosa common stock is set forth in the proxy statement for Alamosa's 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Alamosa and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

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Investment Highlights - Why Wireless/Why Alamosa? Continued Industry Growt Strong Subscriber Growt Attractive Subscriber Economics U.S. wireless penetration continues to exceed analysts' expectations Increased acceptance of data products Wireless remains the differentiating product in the media and telecom industries Organic Growth & External growth through MVNO strategies Sprint Nextel & Cable JV ARPUs steadily supported by increased data ($6 of ARPU in Q3 2005) CCPU and CPGA remain relatively constant Churn remains low EBITDA of over $94 million in Q3 2005 with EBITDA margin of 28% Cash increased $29 million in Q3 2005 Continued increase in high margin revenue from Sprint and other PCS carriers roaming on to Alamosa's network

Alamosa's Footprint (Critical to Sprint with Attractive Markets) 23.2 mission licensed/19.9 million covered POPs 1.480 million direct subscribers 302 thousand indirect subscribers 19 States, 92 Cities Less penetrated Favorable roaming position Attractive demographics Note: As of September 30, 2005, including AirGate PCS from Feb. 16, 2005.

Alamosa Continues to Have Strong Subscriber Growth Gross Activations (in thousands) /Gross Activations/Per 100K Covered Pops Net Adds (in thousands) Subscribers (in thousands)/Penetration % Wholesale/Resale Subscribers (in thousands) Note: 2004 and 1Q 2005 includes AirGate so as to represent consolidated results as if the merger were to occur at the beginning of 1Q 2004.

Alamosa's Subscriber Economics Remain Attractive Churn 4.0% 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 CPGA Base ARPU (excludes roaming) $60 $56 $57 $57 $55 $56 $55$55 55 2.5% 2.2% 2.5% 2.5% 2.3% 2.5% 50 45 40 35 30 1Q 2Q 3Q 4Q 1Q 2Q 3Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2004 2005 2004 2005 CCPU (excludes roaming) $32 $31 $32 $356 $357 $358 $357 $366 $35 $400 350 300 250 200 $344 $350 $29 $29 $29 $29 30 25 20 15 10 1Q 2Q 3Q 4Q 1Q 2Q 3Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2004 2005 2004 2005 Note: 2004 and 1Q 2005 includes AirGate so as to represent consolidated results as if the merger were to occur at the beginning of 1Q 2004.

Alamosa's Business is Generating a Significant Amount of Cash Flow Note: 2004 and 1Q 2005 includes AirGate so as to represent consolidated results as if the merger were to occur at the beginning of 1Q 2004.

Alamosa Continues to Experience Profitable Roaming from Sprint/Wholesale and Other CDMA



Historical Roaming Trends
Sprint
Non-Sprint
Wholesale/Resale
Roaming MOUs
$110
100
90
80
70
60
50
40
30
20
10
0
1400
1200
1000
800
600
400
200
0
$3
$10
$30
$6
$10
$36
$10
$10
$40
$9
$8
$43
$13
$8
$48
$13
$9
$68
$16
$9
$73
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2004
2005

- Numerous NPV-positive roaming sites identified
- Fixed voice roaming rate with Sprint PCS – $0.058 per minute through 2006
- Favorable Sprint PCS travel ratio (1.19 to 1.0 in Q3 '05)
- Additional future revenue from Qwest, Virgin Mobile, ESPN, Movida and others

Note: Excludes AirGate prior to February 15, 2005.

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Update on AirGate Integration

The timing and results of the integration of AirGate have exceeded expectations

- **Milestones:**
  - Close corporate headquarters
  - Right size staff
  - Add additional cell sites
  - Add additional distribution points
  - Emphasize Private Label Service (PLS)
- **Results:**
  - Closed corporate headquarters – May 2005
  - Staff now at 369 (through 9/30/05) from 469 (2/15/05)
  - Built 86 additional cell sites in territory
  - Added 3 new retail stores (4 more by year end) and 17 exclusive Sprint-Branded agent stores
  - Wholesale resale customers increased from 22,000 to 50,000

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Alamosa Overlapping Footprint with New Cable JV comcast TIME WARNER CABLE COX COMMUNICATIONS bright house RAYMOND JAMES Cable Operator Bright House Comcast Cox Time Warner Source: Wall Street research & company reports

Balance Sheet Early call opportunities in 2006 Debt Issues (3 Alamosa (Delaware) & 2 AirGate issues) Convertible Preferred stock in November 2006. ($ in millions) Early Call Call 9/30/05 9/30/05 Coupon Maturity Date Price Alamosa AirGate Combined Capital Lease $0.8 - $0.8 Senior Notes 12.500% 2/1/2011 2/1/2006 106.3% 11.6 - 11.6 Senior Discount Notes 12.000% 7/31/2009 7/31/2006 106.0% 233.3 - 233.3 Senior Notes 13.625% 8/15/2011 8/15/2006 106.8% 2.3 - 2.3 Senior Notes 11.000% 7/31/2010 7/31/2007 105.5% 250.9 - 250.9 Senior Notes 8.500% 1/31/2012 1/31/2008 104.3% 250.0 - 250.0 Senior Subordinated Secured Notes 9.375% 9/1/2009 1/1/2006 104.7% - 159.0 159.0 Senior Secured Floating Rate Notes L+3.75 10/15/2011 10/15/2006 102.0% - 175.0 175.0 Total Debt $ 749.0 $ 334.0 $ 1,083.0 Manditorily Convertible Preferred Stock $55.1 $55.1

Update on Situation Sprint Sprint Nextel to Acquire Wireless Affiliate Alamosa Holdings o Approximately 1.48 million PCS Wireless Users to Become Direct Subscribers of Sprint Nextel o Extends Company's Direct Service Territory to an Additional 20 Million People in 19 states RESTON, Virginia and LUBBOCK, Texas- Nov. 21, 2005 - Sprint Nextel Corp. (NYSE: S) and Alamosa Holdings, Inc. (NASDAQ: APCS) today announced an agreement for Sprint Nextel to acquire Alamosa Holdings for approximately $4.3 billion, including the assumption of approximately $900 million of net debt. This transaction value represents 9.8x projected 2006 Adjusted Operating Income Before Depreciation and Amortization ("Adjusted OIBDA" *). Source: Excerpt from joint press release dated 11/21/05;8-K dated 11/22/05

Transaction Terms On November 21, 2005, Alamosa agreed to be acquired by Sprint Nextel o Alamosa Common shareholders will receive $18.75 per share in cash o Preferred shareholders will receive $1,378.69 in cash per unit (equivalent to amount to be paid in respect of shares of Alamosa Common Stock on an "as converted" basis), plus any accrued and unpaid dividends o Transaction value of approximately $4.3 billion, including the assumption of approximately $905 million of net debt

Transaction Terms and Timing Alamosa management and Board believe transaction represents fair value Board Approval Transaction approved by Alamosa Board of Directors Transaction Structure Cash purchase effected through reverse subsidiary merger - Sprint Nextel and Alamosa will seek an immediate stay of litigation Other Terms - Board and management have entered into voting agreements - Subject to Alamosa shareholder and regulatory approval -Filing of proxy statement: Within two weeks Anticipated Timing - Shareholder vote: Q1 2006 - Transaction close: Following shareholder vote

Relative Valuation Transaction valuation compared to recent wireless transactions Transaction Value / Subscribers Transaction Value / Forward EBITDA Source: SEC filings, company press releases, Consensus Wall Street estimates. Forward EBITDA multiples utilize 2004E EBITDA for AT&T Wireless / Cingular; 2005E EBITDA for Western Wireless / Alltel, Airgate / Alamosa and Nextel / Sprint; and 2006E EBITDA for Alamosa / Sprint, US Unwired / Sprint, IWO / Sprint and Gulf Coast / Sprint. (1) Based on assumed 2006E EBITDA of $441 million. (2) Source: Sprint Nextel press release. (3) US Unwired multiples do not exclude any value attributable to litigation. (4) Forward EBITDA multiple from Sprint Nextel press release.

Transaction Price Versus Trading History $19 28,000 $18 $17 $16 $15 $14 $13 $12 $11 $10 24,000 20,000 16,000 12,000 8,000 4,000 0 Volume (000s) Price ($USD) 11/18/04 1/28/05 4/13/05 6/24/05 9/6/05 11/18/05 Volume Price

2005 Guidance

Investment Highlights - Why Wireless/Why Alamosa? Alamosa continues to perform well as both industry andCompany trends are positive Attractive Subscriber Economics Strong Subscriber Growt Continued Industry Growth

Appendix A Time for Everything

Calculation of Adjusted OIBDA Source: Joint press release dated 11/21/05;8-K dated 11/22/05

Calculation of Adjusted EBITDA (not pro-forma for AirGate Acquisition prior to February 15, 2005) Note: Q1 '05 Results reflect AirGate PCS, Inc. from February 16, 2005 to March 31, 2005. * Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") are defined as net loss plus taxes, net interest expense, depreciation expense, amortization expense and other non-cash expense items. Adjusted EBITDA is a measure used by the investment community in the telecommunications industry for comparability and is not intended to represent the results of our operations in accordance with GAAP.

Calculation of ARPU/CCPU (not pro-forma for AirGate Acquisition prior to February 15, 2005) Note: Q1 '05 Results reflect AirGate PCS, Inc. from February 16, 2005 to March 31, 2005

Calculation of CPGA (not pro-forma for AirGate Acquisition prior to February 15, 2005) Note: Q1 '05 Results reflect AirGate PCS, Inc. from February 16, 2005 to March 31, 2005.

ALAMOSA PERSONAL COMMUNICATIONS SERVICE APCS NASDAQ LISTED INVESTMENT David E. Sharbutt Chairman & Chief Executive Officer 2005 Annual Technology Conference November 29 - December 2, 2005 The Phoenician - Scottsdale, Arizona EMPLOYER CREDIT SUISSE FIRST BOSTON